                                                                               .
                                                                               .
                                                                               .
                                                                    EXHIBIT 21.1


SUBSIDIARIES                                                   DECEMBER 31, 2002

SUBSIDIARY                          FORM                        OWNER
----------                          ----                        -----
Town Sports AG                      Corporation      TSI International, Inc.
TSI 217 Broadway, Inc.              Corporation      Town Sports International, Inc.
TSI Alexandria, LLC                 Corporation      TSI Holdings (VA), Inc.
TSI Allston, Inc.                   Corporation      Town Sports International, Inc.
TSI Andover, Inc.                   Corporation      TSI Holdings (MA), Inc.
TSI Ardmore, LLC                    Corporation      TSI Holdings (PA), Inc.
TSI Arthro Fitness Services, Inc.   Corporation      Town Sports International, Inc.
TSI Battery Park, Inc.              Corporation      Town Sports International, Inc.
TSI Bethesda, LLC                   Corporation      TSI Holdings (MD), Inc.
TSI Broadway, Inc.                  Corporation      Town Sports International, Inc.
TSI Brooklyn Belt, Inc.             Corporation      Town Sports International, Inc.
TSI Brunswick, Inc.                 Corporation      Town Sports International, Inc.
TSI Bryn Mawr, LLC                  Corporation      TSI Holdings (PA), Inc.
TSI Bulfinch, Inc.                  Corporation      Town Sports International, Inc.
TSI Cash Management, Inc.           Corporation      Town Sports International, Inc.
TSI Central Square, Inc.            Corporation      Town Sports International, Inc.
TSI Cherry Hill, LLC                Corporation      TSI Holdings (NJ), Inc.
TSI Chevy Chase, Inc.               Corporation      TSI Holdings (DC), Inc.
TSI Clarendon, LLC                  Corporation      TSI Holdings (VA), Inc.
TSI Cobble Hill, Inc.               Corporation      Town Sports International, Inc.
TSI Colonia, LLC                    Corporation      TSI Holdings (NJ), Inc.
TSI Commack, Inc.                   Corporation      Town Sports International, Inc.
TSI Connecticut Avenue, Inc.        Corporation      TSI Holdings (DC), Inc.
TSI Copley, Inc.                    Corporation      Town Sports International, Inc.
TSI Court Street, Inc.              Corporation      Town Sports International, Inc.
TSI Croton, Inc.                    Corporation      Town Sports International, Inc.
TSI Danbury, Inc.                   Corporation      Town Sports International, Inc.
TSI Danvers, Inc.                   Corporation      TSI Holdings (MA), Inc.
TSI Downtown Crossing, Inc.         Corporation      TSI Holdings (MA), Inc.
TSI Dupont Circle, Inc.             Corporation      TSI Holdings (DC), Inc.
TSI Dupont II, Inc.                 Corporation      TSI Holdings (DC), Inc.
TSI East 23, Inc.                   Corporation      Town Sports International, Inc.
TSI East 31, Inc.                   Corporation      Town Sports International, Inc.
TSI East 34, Inc.                   Corporation      Town Sports International, Inc.
TSI East 36, Inc.                   Corporation      Town Sports International, Inc.
TSI East 41, Inc.                   Corporation      Town Sports International, Inc.
TSI East 51, Inc.                   Corporation      Town Sports International, Inc.
TSI East 59, Inc.                   Corporation      Town Sports International, Inc.
TSI East 76, Inc.                   Corporation      Town Sports International, Inc.
TSI East 86, LLC                    Corporation      Town Sports International, Inc.
TSI East 91, Inc.                   Corporation      Town Sports International, Inc.
TSI East Cambridge, Inc.            Corporation      Town Sports International, Inc.
TSI East Meadow, Inc                Corporation      Town Sports International, Inc.

SUBSIDIARIES                                                   DECEMBER 31, 2002

SUBSIDIARY                          FORM                        OWNER
----------                          ----                        -----
TSI F Street, Inc.                  Corporation      TSI Holdings (DC), Inc.
TSI Fairfax, LLC                    Corporation      TSI Holdings (VA), Inc.
TSI Fenway, Inc.                    Corporation      Town Sports International, Inc.
TSI Fifth Avenue, Inc.              Corporation      Town Sports International, Inc.
TSI First Avenue, Inc.              Corporation      Town Sports International, Inc.
TSI Forest Hills, Inc.              Corporation      Town Sports International, Inc.
TSI Fort Lee, LLC                   Corporation      TSI Holdings (NJ), Inc.
TSI Framingham, Inc.                Corporation      TSI Holdings (MA), Inc.
TSI Franklin (MA), Inc.             Corporation      TSI Holdings (MA), Inc.
TSI Franklin Park, LLC              Corporation      TSI Holdings (NJ), Inc.
TSI Freehold, LLC                   Corporation      TSI Holdings (NJ), Inc.
TSI Gallery Place, Inc.             Corporation      TSI Holdings (DC), Inc.
TSI Garden City, Inc.               Corporation      Town Sports International, Inc.
TSI Germantown, LLC                 Corporation      TSI Holdings (MD), Inc.
TSI Glover, Inc.                    Corporation      TSI Holdings (DC), Inc.
TSI Grand Central, Inc.             Corporation      Town Sports International, Inc.
TSI Great Neck, Inc.                Corporation      Town Sports International, Inc.
TSI Greenwich, Inc.                 Corporation      Town Sports International, Inc.
TSI Herald, Inc.                    Corporation      Town Sports International, Inc.
TSI Highpoint, LLC                  Corporation      TSI Holdings, (PA), Inc.
TSI Hoboken, LLC                    Corporation      TSI Holdings (NJ), Inc.
TSI Holdings (CIP), Inc.            Corporation      Town Sports International, Inc.
TSI Holdings (DC), Inc.             Corporation      Town Sports International, Inc.
TSI Holdings (IP), LLC              Corporation      TSI Insurance, Inc.
TSI Holdings, (MA) Inc              Corporation      Town Sports International, Inc.
TSI Holdings (MD), Inc.             Corporation      Town Sports International, Inc.
TSI Holdings (NJ), Inc.             Corporation      Town Sports International, Inc.
TSI Holdings (PA), Inc.             Corporation      Town Sports International, Inc.
TSI Holdings (VA), Inc.             Corporation      Town Sports International, Inc.
TSI Huntington, Inc.                Corporation      Town Sports International, Inc.
TSI International, Inc.             Corporation      Town Sports International, Inc.
TSI Insurance, Inc.                 Corporation      Town Sports International, Inc.
TSI Irving Place, Inc.              Corporation      Town Sports International, Inc.
TSI Jersey City, LLC                Corporation      TSI Holdings (NJ), Inc.
TSI Larchmont, Inc.                 Corporation      Town Sports International, Inc.
TSI Lexington, (MA), Inc.           Corporation      TSI Holdings (MA), Inc.
TSI Lincoln, Inc.                   Corporation      Town Sports International, Inc.
TSI Long Beach, Inc.                Corporation      Town Sports International, Inc.
TSI Lynnfield, Inc.                 Corporation      TSI Holdings (MA), Inc.
TSI M Street, Inc.                  Corporation      TSI Holdings (DC), Inc.
TSI Madison, Inc.                   Corporation      Town Sports International, Inc.
TSI Mahwah, LLC                     Corporation      TSI Holdings (NJ), Inc.
TSI Mamaroneck, Inc.                Corporation      Town Sports International, Inc.
TSI Market Street, LLC              Corporation      TSI Holdings (PA), Inc.
TSI Marlboro, LLC                   Corporation      TSI Holdings (NJ), Inc.
TSI Matawan, LLC                    Corporation      TSI Holdings (NJ), Inc.
TSI Merrifield, Inc.                Corporation      Town Sports International, Inc.
TSI Montclair, LLC                  Corporation      TSI Holdings (NJ), Inc.

SUBSIDIARIES                                                   DECEMBER 31, 2002

SUBSIDIARY                          FORM                        OWNER
----------                          ----                        -----
TSI Murray Hill, Inc.               Corporation      Town Sports International, Inc.
TSI Nanuet, Inc.                    Corporation      Town Sports International, Inc.
TSI Natick, Inc.                    Corporation      Town Sports International, Inc.
TSI Newark, LLC                     Corporation      TSI Holdings (NJ), Inc.
TSI Newbury Street, Inc.            Corporation      Town Sports International, Inc.
TSI North Bethesda, LLC             Corporation      TSI Holdings (MD), Inc.
TSI Norwalk, Inc.                   Corporation      Town Sports International, Inc.
TSI Oceanside, Inc.                 Corporation      Town Sports International, Inc.
TSI Old Bridge, Inc.                Corporation      TSI Holdings (NJ), Inc.
TSI Parsippany, LLC                 Corporation      TSI Holdings (NJ), Inc.
TSI Plainsboro, LLC                 Corporation      TSI Holdings (NJ), Inc.
TSI Princeton, LLC                  Corporation      TSI Brunswick, Inc.
TSI Ramsey, LLC                     Corporation      TSI Holdings (NJ), Inc.
TSI Reade Street, Inc.              Corporation      Town Sports International, Inc.
TSI Ridgewood, LLC                  Corporation      TSI Holdings, (NJ), Inc.
TSI Rittenhouse, LLC                Corporation      TSI Holdings (PA), Inc.
TSI Rodin Place, LLC                Corporation      TSI Holdings (PA), Inc.
TSI Rye, Inc.                       Corporation      Town Sports International, Inc.
TSI Scarsdale, Inc.                 Corporation      Town Sports International, Inc.
TSI Seaport, Inc.                   Corporation      Town Sports International, Inc.
TSI Sheridan, Inc.                  Corporation      Town Sports International, Inc.
TSI Silver Spring, LLC              Corporation      TSI Holdings (MD), Inc.
TSI Society Hill, LLC               Corporation      TSI Holdings (PA), Inc.
TSI Soho, Inc.                      Corporation      Town Sports International, Inc.
TSI Somerset, LLC                   Corporation      TSI Holdings (NJ), Inc.
TSI South Park Slope, Inc.          Corporation      Town Sports International, Inc.
TSI Springfield, LLC                Corporation      TSI Holdings (NJ), Inc.
TSI Stamford Downtown, Inc.         Corporation      Town Sports International, Inc.
TSI Stamford Post, Inc.             Corporation      Town Sports International, Inc.
TSI Stamford Rinks, Inc.            Corporation      Town Sports International, Inc.
TSI Staten Island, Inc.             Corporation      Town Sports International, Inc.
TSI Sterling, LLC                   Corporation      TSI Holdings (VA), Inc.
TSI Supplements, Inc.               Corporation      Town Sports International, Inc.
TSI Syosset, Inc.                   Corporation      Town Sports International, Inc.
TSI Wall Street, Inc.               Corporation      Town Sports International, Inc.
TSI Waltham, LLC                    Corporation      TSI Holdings (MA), Inc.
TSI Water Street, Inc.              Corporation      Town Sports International, Inc.
TSI Washington, Inc.                Corporation      TSI Holdings (DC), Inc.
TSI Wellesley, Inc.                 Corporation      TSI Holdings (MA), Inc.
TSI Westport, Inc.                  Corporation      Town Sports International, Inc.
TSI West 14, Inc.                   Corporation      Town Sports International, Inc.
TSI West 16, Inc.                   Corporation      Town Sports International, Inc.
TSI West 23, Inc.                   Corporation      Town Sports International, Inc.
TSI West 38, Inc.                   Corporation      Town Sports International, Inc.
TSI West 41, Inc.                   Corporation      Town Sports International, Inc.
TSI West 44, Inc.                   Corporation      Town Sports International, Inc.

SUBSIDIARIES                                                   DECEMBER 31, 2002

SUBSIDIARY                          FORM                        OWNER
----------                          ----                        -----
TSI West 48, Inc.                   Corporation      Town Sports International, Inc.
TSI West 52, Inc.                   Corporation      Town Sports International, Inc.
TSI West 73, Inc.                   Corporation      Town Sports International, Inc.
TSI West 76, Inc.                   Corporation      Town Sports International, Inc.
TSI West 80, Inc.                   Corporation      Town Sports International, Inc.
TSI West 94, Inc.                   Corporation      Town Sports International, Inc.
TSI West 125, Inc.                  Corporation      Town Sports International, Inc.
TSI West Caldwell, LLC              Corporation      TSI Holdings (NJ), Inc.
TSI West Newton, Inc.               Corporation      Town Sports International, Inc.
TSI West Nyack, Inc.                Corporation      Town Sports International, Inc.
TSI West Springfield, LLC           Corporation      TSI Holdings (VA), Inc.
TSI Westwood, LLC                   Corporation      TSI Holdings (NJ), Inc.
TSI Weymouth, Inc.                  Corporation      Town Sports International, Inc.
TSI White Plains, Inc.              Corporation      Town Sports International, Inc.
TSI Whitestone, Inc.                Corporation      Town Sports International, Inc.
TSI Woodmere, Inc.                  Corporation      Town Sports International, Inc.